Exhibit 99.1

Monthly/Quarterly Reporting Package
December 2024

Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Trustee	Manager
GLAS Trust Company, LLC	Hilco JCP, LLC
3 Second Street, Suite 206	5 Revere Drive, Suite 410
Jersey City, NJ 07311	Northbrook, IL
Contact: Jeffrey Schoenfeld	Contact: Larry Finger
Phone: 201-839-2187	Phone: 703-244-4588
Email: Jeffrey.Schoenfeld@glas.agency	Email: lfinger@ctltrust.net

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Forward-Looking Statements & Non-GAAP Presentation

This distribution statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. The forward-looking statements are based on our beliefs as well as on a number of assumptions concerning future events. Readers of these materials are cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements.

Certain of the financial measures presented in this distribution statement are non-GAAP financial measures, other metrics and other information. We believe that non-GAAP financial measures, other metrics and other information provide useful information to investors regarding our financial condition, result of operations and other matters. The non-GAAP financial measures, other metrics and information as presented in this distribution statement may be adjusted in management’s reasonable judgment as appropriate, taking into account a variety of circumstances, facts and conditions. These adjustments may be material and may or may not be specifically identified in footnotes or otherwise. Our measures, metrics and other information (and the methodologies used to derive them) may not be comparable to those used by other companies.

Please refer to Section V of this distribution statement, titled “Disclaimer”, for additional information.

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

SECTION I
Monthly Reporting Schedules

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Monthly Certificate Distribution Detail

CUSIP	Aggregate Certificates Outstanding	Aggregate Net Sales Proceeds Distribution	Aggregate Net Operations Distribution	Aggregate Total Distribution
217519107	75,000,000	$16,606,883.96	$7,612,539.04	$24,219,423.00

Per Certificate
CUSIP	Aggregate Certificates Outstanding	Aggregate Net Sales Proceeds Distribution	Aggregate Net Operations Distribution	Aggregate Total Distribution
217519107	75,000,000	$0.221426	$0.101500	$0.322926

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Monthly Cash Sources and Uses

Sources of Cash from Operations		Uses of Cash from Operations
Distribution Center Master Lease Rent	$—	Accounting and Financial Reporting	$61,306.25
Retail Master Lease Rent	8,295,790.06	Investor Relations	3,299.00
Total Rent	$8,295,790.06	Legal	149,515.12
		Insurance	—
Sales & Use Tax Recovery	$29,639.49	Management Fees -Operations and Other Professional Fees	479,104.00
Other	108,540.18	BOV’s and Other	99,099.00
Total Other Sources of Cash	$138,179.67	Total Operating Expenses	$792,323.37

		Taxes to be Recovered from Tenant	$29,107.32
		Formation, Closing & Related Costs	—
		Total Other Uses of Cash	$29,107.32
Total Sources of Cash from Operations	$8,433,969.73	Total Uses of Cash from Operations	$821,430.69

Sources of Cash from Sales / Capital Activity		Uses of Cash from Sales / Capital Activity
Distribution Center Gross Sales Proceeds	$—	Management Fees -Sales	$44,284.00
Retail Master Lease Gross Sales Proceeds	17,492,000.00	Third Party Expenses: Distribution Center Sales	—
Total Gross Sales Proceeds	$17,492,000.00	Third Party Expenses: Retail Sales	832,976.17
		Prepaid Sales Expenses	7,855.87
		Other	—
		Total Expenses of Sales	$885,116.04
Other	—	Other	—
Total Other	$—	Total Other Uses of Cash	—
Total Sources of Cash from Sales / Capital Activity	$17,492,000.00	Total Uses of Cash from Sales / Capital Activity	$885,116.04

Net Cash Available for Distribution
Total Sources of Cash from Operations	$8,433,969.73
Total Uses of Cash from Operations	(821,430.69)
Net Cash Provided by Operations	$7,612,539.04

Total Sources of Cash from Sales / Capital Activity	$17,492,000.00
Total Uses of Cash from Sales / Capital Activity	(885,116.04)
Net Cash Provided by Sales / Capital Activity	$16,606,883.96

Net Cash Available for Distribution	$24,219,423.00

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Monthly Cash Distributions

Distribution Date	Net Rental Income Distribution	Sales and Capital Activity Distribution	Total Distributions
10-Jan-25	$7,612,539.04	$16,606,883.96	$24,219,423.00
10-Dec-24	7,563,226.90	(360,483.51)	7,202,743.39
12-Nov-24	7,583,458.10	17,509,711.79	25,093,169.89
10-Oct-24	7,521,784.19	12,041,496.65	19,563,280.84
10-Sep-24	7,845,742.96	(73,362.76)	7,772,380.20
12-Aug-24	7,639,766.25	(28,994.70)	7,610,771.55
10-Jul-24	7,737,386.65	13,214,593.73	20,951,980.38
10-Jun-24	7,875,167.96	(17,756.25)	7,857,411.71
10-May-24	7,743,594.63	(60,081.68)	7,683,512.95
10-Apr-24	7,697,770.40	15,901,235.01	23,599,005.41
11-Mar-24	7,789,088.77	(73,582.50)	7,715,506.27
12-Feb-24	6,397,131.71	(55,000.00)	6,342,131.71

Trailing 12 mos.	$91,006,657.56	$74,604,659.74	$165,611,317.30

Inception to Date	$343,123,697.23	$1,046,491,473.80	$1,389,615,171.03

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Property Sales This Month

Sale Date	Property ID	Property Name	Square Feet	Rent for Lease Year at Closing Date [1]	Gross GAAP Basis [2]	Gross Sales Price	Net Sales Price[3]	Net Sales Price Per Square Foot	Implied Cap. Rate/ Rent Yield at Closing [4]	Selling Cost	Selling Costs as Percentage of Gross Sales Price[5]	Selling Broker
Retail Property Sales This Month

17-Dec-24	1229	The Oaks	144,959	$301,631	$7,800,000	$14,642,000	$14,642,000	$101.01	2.06%	$865,188	5.91%

18-Dec-24	2990	Corbin Park	107,321	223,314	3,400,000	2,850,000	2,850,000	26.56	7.84%	144,952	5.09%

Total Retail Property Sales this Month			252,280	$524,945	$11,200,000	$17,492,000	$17,492,000	$69.34	3.00%	$1,010,140	5.77%

Total Property Sales this Month			252,280	$524,945	$11,200,000	$17,492,000	$17,492,000	$69.34	3.00%	$1,010,140	5.77%
Property Sales this Month Average			126,140	$262,473	$5,600,000	$8,746,000	$8,746,000	$69.34	3.00%	$505,070	5.77%

Retail Properties			5,405,948	$24,893,727	$400,200,000	$497,287,763	$497,287,763	$91.99	5.01%	$18,106,908	3.64%
Distribution Centers			10,108,611	35,380,000	497,900,000	557,165,354	557,165,354	55.12	6.35%	7,873,676	1.41%
Previous Distribution Period Total:			15,514,559	$60,273,727	$898,100,000	$1,054,453,117	$1,054,453,117	$67.97	5.72%	$25,980,584	2.46%
Previous Distribution Periods Average:			360,804	$1,401,715	$20,886,047	$24,522,166	$24,522,166	$67.97	5.72%	$604,200	2.46%

Retail Properties			5,658,228	$25,418,672	$411,400,000	$514,779,763	$514,779,763	$90.98	4.94%	$19,117,048	3.71%
Distribution Centers			10,108,611	35,380,000	497,900,000	557,165,354	557,165,354	55.12	6.35%	7,873,676	1.41%
Cumulative Distribution to Date Total:			15,766,839	$60,798,672	$909,300,000	$1,071,945,117	$1,071,945,117	$67.99	5.67%	$26,990,724	2.52%
Cumulative Distribution to Date Average:			350,374	$1,351,082	$20,206,667	$23,821,003	$23,821,003	$67.99	5.67%	$599,794	2.52%

1 Annualized Monthly Rent (e.g. Monthly Rent due for in Sale Period X 12). Rental Abatement shall be disregarded.
2 GAAP Basis before depreciation and amortization. The Trust determined that fresh start accounting fair value (not cost) of the investment properties based upon the fair value of the individual assets and liabilities assumed as of the Effective Date (1/31/21).The total fair value of the properties acquired was $1.935 Billion.
3 Net of credits provided to Buyer other than pro-rations. Selling costs are not netted in Net Sales Price
4 Gross Sales Price divided by the Annual Rent as defined above
5 Selling Costs as percentage of Gross Sales Price. Selling costs may not tie into the Total Expenses of Sale as reported on the Monthly Sources and Uses Report.

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Retail Portfolio as of Determination Date

By First Lease Year Rent Per Square Foot Tier:				By Property Ownership Type:
Tier	Properties	Square Feet	Current Lease Year Rent [1]	Ownership Type	Properties	Square Feet	Current Lease Year Rent [1]
Tier 1 -$9.00	30	3,784,636	$35,437,817.00	Owned	100	13,089,033	$81,852,187.00
Tier 2 -$6.00	68	8,701,028	54,315,296.00	Ground Lease	21	2,964,686	17,943,148.00
Tier 3 -$3.50	10	1,677,440	6,108,231.00
Tier 4 -$2.00	13	1,890,615	3,933,991.00
Total:	121	16,053,719	$99,795,335.00	Total:	121	16,053,719	$99,795,335.00

By Current Lease Year Rent Per Property:				By Property Type:
Tier	Properties	Square Feet	Current Lease Year Rent [1]	Property Type	Properties	Square Feet	Current Lease Year Rent [1]
>=$950,000	39	6,258,728	$48,490,443.00	Shopping Center	27	2,720,431	$18,970,921.00
>=$700,000 & <$950,000	26	3,480,772	22,455,123.00	Freestanding	3	272,888	1,703,476.00
>=$500,000 & <$700,000	38	4,082,263	23,006,799.00	Mall	91	13,060,400	79,120,938.00
<$500,000	18	2,231,956	5,842,970.00
Total:	121	16,053,719	$99,795,335.00	Total:	121	16,053,719	$99,795,335.00

1Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Retail Portfolio as of Determination Date (Cont’d)

By Geography:
State	Properties	Square Feet	Current Lease Year Rent [1]
AR	2	186,745	$1,165,737.00	MS	1	99,396	930,704.00
AZ	4	492,446	3,673,376.00	NC	1	104,198	216,815.00
CA	19	2,790,972	18,634,054.00	NH	1	126,006	786,580.00
CO	2	262,629	1,226,155.00	NJ	4	701,609	3,275,072.00
CT	3	464,682	966,910.00	NM	2	265,910	2,096,248.00
FL	7	1,038,955	8,370,066.00	NV	3	437,937	4,100,666.00
GA	1	104,872	981,979.00	NY	3	469,462	1,669,014.00
IA	1	85,278	310,531.00	OH	5	645,447	3,646,059.00
ID	1	151,985	1,423,127.00	OK	3	332,223	1,555,100.00
IL	5	845,224	4,592,582.00	OR	1	157,928	985,850.00
IN	1	99,317	929,965.00	PA	4	555,087	3,104,597.00
KS	1	209,535	1,308,001.00	PR	2	185,946	1,160,749.00
KY	2	251,289	1,894,684.00	TN	2	243,786	914,949.00
LA	1	124,656	1,167,229.00	TX	21	2,146,537	15,158,880.00
MA	1	141,692	515,957.00	VA	2	211,452	1,319,968.00
MD	2	261,580	1,108,322.00	WA	3	506,149	3,698,840.00
MI	6	863,012	3,849,185.00	WI	1	85,981	536,728.00
MN	1	173,968	1,085,978.00	Total:	121	16,053,719	$99,795,335.00
MO	2	229,828	1,434,678.00

1Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Distribution Center Portfolio as of Determination Date
(All Distribution Centers sold in December 2021)

Property ID		9005	9130	9132	9316	9435	9486
Location		Statesville, NC	Columbus, OH	Lenexa, KS	Reno, NV	Haslet, TX	Forest Park, GA
Square Feet	New JCP	—	—	—	—	—	—
	Other Tenants	—	—	—	—	—	—
	Vacant	—	—	—	—	—	—
	Total	—	—	—	—	—	—
Current Lease Year Rent [1]	New JCP	—	—	—	—	—	—
	Other Tenants	—	—	—	—	—	—
	Total	—	—	—	—	—	—
Current Lease Year Rent - PSF [2]	New JCP	—	—	—	—	—	—
	Other Tenants	—	—	—	—	—	—
	Total	—	—	—	—	—	—

1Current Lease Year Rent = Monthly Rent X 12
2Current Lease Year Rent PSF = (Monthly Rent X 12) / Square Feet

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Landlord and Tenant Option Properties as of Determination Date

Property ID	Option Type	Property Name	Location	Square Feet	Current Lease Year Rent [1]	Option Notice (Y/N)	Option Exercise / Closing Date
246	Landlord	SouthBay Pavilion at Carson	20700 Avalon Boulevard, Carson, CA	N/A	N/A	N	Property Sold 09-30-21
389	Landlord	Stoneridge S/C	1500 Stoneridge Mall Road, Pleasanton, CA	N/A	N/A	N	Property Sold 07-20-22
1229	Landlord	The Oaks	280 Hillcrest Drive W, Thousand Oaks, CA	N/A	N/A	N	Property Sold 12-17-24
1572	Landlord	Westfield Culver City	6000 S Hannum Avenue, Culver City, CA	N/A	N/A	N	Property Sold 01-06-22
1959	Landlord	The Shops at Tanforan	1122 El Camino Real, San Bruno, CA	N/A	N/A	N	Property Sold 09-14-21
1417	Landlord	Westfield Santa Anita	400 S Baldwin Avenue, Arcadia, CA	204,563	744,896.00	N
1950	Landlord	Fashion Valley	6987 Friars Road, San Diego, CA	N/A	N/A	N	Property Sold 07-09-21
2649	Landlord	Westminster Mall	400 Westminster Mall, Westminster, CA	N/A	N/A	N	Property Sold 10-05-22
2757	Landlord	Park Meadows	8417 S Park Meadows Center Drive, Loan Tree CO	N/A	N/A	N	Property Sold 07-29-21
2256	Landlord	Danbury Fair	7 Backus Avenue, Danbury, CT	136,375	283,769.00	N
2102	Landlord	Westfield Annapolis	1695 Annapolis Mall, Annapolis, MD	N/A	N/A	N	Property Sold 09-09-22
1623	Landlord	Twelve Oaks Mall	27150 Novi Road, Novi, MI	155,807	567,356.00	N
2247	Landlord	Pheasant Lane Mall	310 Daniel Webster Highway, Suite 103, Nashua, NH	N/A	N/A	N	Property Sold 08-25-22
2297	Landlord	Newport Centre	10 Mall Drive W, Jersey City, NJ	185,330	674,861.00	N
2477	Landlord	Freehold Raceway Mall	3710 Highway 9, Freehold, NJ	149,608	311,304.00	N
2814	Landlord	Queens Center	92-59 59th Avenue. Elmhurst, NY	N/A	N/A	N	Property Sold 12-23-21
197	Landlord	Gateway Shopping Center I & II	360 Gateway Drive, Brooklyn, NY	123,942	257,899.00	N
2040	Landlord	Barton Creek Square	2901 S Capitol of Texas Highway, Austin, TX	N/A	N/A	N	Property Sold 11-30-22
2763	Landlord	The Woodlands Mall	1201 Lake Woodlands Drive, Suite 500, Woodlands, TX	N/A	N/A	N	Property Sold 12-15-22
2795	Landlord	Stonebriar Centre	2607 Preston Road, Frisco, TX	N/A	N/A	N	Property Sold 07-29-21
2881	Landlord	Memorial City S/C	300 Memorial City Way, Houston, TX	N/A	N/A	N	Property Sold 11-03-21
192	Landlord	Fair Oaks Mall	11801 Fair Oaks Mall, Fairfax, VA	N/A	N/A	N	Property Sold 09-09-22
1462	Landlord	Springfield Town Center	6699 Springfield Mall, Springfield, VA	N/A	N/A	N	Property Sold 09-09-22
2865	Tenant	Tamarack Village	8348 Tamarack Village, Woodbury, MN	N/A	N/A	N	Property Sold 12-29-21
2801	Tenant	Polaris Fashion Place	1450 Polaris Parkway, Columbus, OH	146,990	917,570.00	N
2921	Tenant	Robertson's Creek	5751 Long Prairie Road, Flower Mound, TX	N/A	N/A	N	Property Sold 11-19-21
2934	Tenant	University Oaks S/C	151 University Oaks, Round Rock, TX	N/A	N/A	N	Property Sold 11-19-21
2982	Tenant	Village at Fairview	301 Stacy Road, Fairview, TX	N/A	N/A	N	Property Sold 11-19-21
2749	Tenant	Dulles Town Centre	21030 Dulles Town Circle, Sterling, VA	N/A	N/A	N	Property Sold 08-29-22
Total:				1,102,615	$3,757,655.00

1Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Substitution Properties as of Determination Date
(No Substitution Properties December, 2024)

Property ID	Property Name	Property Location	Substitution Type (Outgoing / Incoming)	Square Feet	Current Lease Year Rent [1]	Notice Date	Exercise Date
				—	$—
Total:

1Current Lease Year Rent = Monthly Rent X 12

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Monthly Leasing Activity Retail Properties
(No Leasing Activity December, 2024)

Property ID	Lease Start Date	Tenant Name	Square Feet	Current Lease Year Rent - PSF [1]	Current Lease Year Rent [2]	Real Estate Operating Expenses	Initial Term (Months)	Extension Options (Years)	Tenant Business Description	Manager Commentary
			—	—	$—
Total:			—	—	$—

1Current Lease Year Rent PSF = (Monthly Rent X 12) / Square Feet, excluding rental abatement.
2Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Summary Select Financial Information

For copies of our most recent financial statements, including management’s discussion and analysis of financial condition and results of operations, sales and capital activity, you can access our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act at www.ctltrust.net as soon as reasonably practicable after they are filed with, or furnished to, the SEC. You can also review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

The SEC file number is 000-56236.

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

SECTION II
(Provided Quarterly)

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

SECTION III

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Management’s Comments
(Management Commentary will be provided in our 10Q’s and 10K’s)

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

SECTION IV
(Provided Quarterly)

Penney Intermediate Holdings LLC Financial Statements are included in the Quarterly Reporting Package for Penney Intermediate Holdings LLC.

A copy of this quarterly report is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

SECTION V
Definitions and Disclaimers

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Monthly Distribution Date Statement
Definitions
The following metrics apply to Quarterly Reporting only:

(A)    “Tenant’s Sales per Square Foot” is not a measure of the Trust’s financial performance and is provided solely for investors’ informational purposes based on the information that the Trust receives from the Tenant. This measure of operations is derived from sales information reported to the Trust by the Tenant in accordance with the retail master lease and/or distribution center master lease (each, a “Master Lease”), as applicable. The Trust and the Manager do not have the ability to verify the calculation of this information. The calculation of this information by the tenant may be different than how similar measures of operations might be calculated by others. Finally, the Trust is unable to reconcile “Tenant’s Sales per Square Foot” to a comparable GAAP financial measure because no reconciliation is provided for in the applicable Master Lease. Therefore, investors should be cautious about relying upon “Tenant’s Sales per Square Foot.”

(B)    “Tenant’s Four-Wall EBITDAR” is not a measure of the Trust’s financial performance and is provided solely for investors’ informational purposes based on the information that the Trust receives from the Tenant. This measure of operations is calculated in accordance with the [Master Lease] and is reported to the Trust by the tenant in accordance therewith. The Trust and the Manager do not have the ability to verify the calculation of this measure of operations. In addition, the calculation of “Tenant’s Four-Wall EBITDAR” in accordance with the applicable Master Lease may be different than how similar measures of operating statistic might be calculated by others. Finally, the Trust is unable to reconcile “Tenant’s Four-Wall EBITDAR” to a comparable GAAP financial measure because no reconciliation is provided for in the applicable Master Lease. Therefore, investors should be cautious about relying upon “Tenant’s Four-Wall EBITDAR.”

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Contact Us For additional information, please contact: Jessica Cummins at (847) 313-4755	Distribution Date: 1/10/2025 Record Date: 1/9/2025 Determination Date: 12/31/2024

Monthly Distribution Date Statement
Disclaimer
Forward-Looking Statements: This distribution statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. The forward-looking statements are based on our beliefs as well as on a number of assumptions concerning future events. Readers of these materials are cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward- looking statements, which speak only as of the date on which they are made. The most important factors that could prevent us from achieving the stated goals include, but are not limited to: (a) the severity, duration and geographical scope of the COVID-19 pandemic and the effects of the pandemic and measures intended to prevent its spread on our business, results of operations, cash flows and financial condition, including declines in rental revenues and increases in operating costs in the portfolio, deterioration in the financial conditions of the tenants and their ability to satisfy their payment obligations, increased risk of claims, litigation and regulatory proceedings and the ability of federal, state and local governments to respond to and manage the pandemic effectively; (b) the ability and willingness of the tenants, operators, managers and other third parties to satisfy their obligations under their respective contractual arrangements, including, in some cases, their obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (c) the ability of the tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties; (d) macroeconomic conditions such as a disruption of or a lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations; (e) the nature and extent of future competition, including new construction in the markets in which the our properties are located; (f) the ability of the tenants, operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the properties; (g) the ability and willingness of the tenants to renew their leases upon expiration of the leases, the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event the we exercises our right to replace an existing tenant or manager; and (h) the other factors set forth in the our periodic filings with the Securities and Exchange Commission.

Non-GAAP Presentation: Certain of the financial measures presented in this distribution statement are non-GAAP financial measures, other metrics and other information. We believe that non-GAAP financial measures, other metrics and other information provide useful information to investors regarding our financial condition, result of operations and other matters. The non-GAAP financial measures, other metrics and information as presented in this distribution statement may be adjusted in management’s reasonable judgment as appropriate, taking into account a variety of circumstances, facts and conditions. These adjustments may be material and may or may not be specifically identified in footnotes or otherwise. Our measures, metrics and other information (and the methodologies used to derive them) may not be comparable to those used by other companies. The foregoing language applies to (and supersedes if different from) the specific definitions contained herein. Readers are cautioned to refer to our periodic filings furnished to or filed with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are prepared in accordance with GAAP. This distribution statement and the information contained herein should be reviewed in conjunction with such filings.

SEC Reporting: The information in this distribution statement should be read in conjunction with our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, our earnings press release and other information filed with, or furnished to, the SEC. You can access our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act at www.ctltrust.net as soon as reasonably practicable after they are filed with, or furnished to, the SEC. You can also review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov. We routinely post important information on our website at www.ctltrust.net in the “Investors” section, including financial information. We intend to use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Such disclosures will be included on our website under the heading “Investors.” Accordingly, investors should monitor such portion of our website in addition to following our press releases, public conference calls and filings with the SEC. The information on or connected to our website is not, and shall not be deemed to be, a part of, or incorporated into this distribution statement.

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